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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 1, 2006
                Date of Report (Date of earliest event reported)

                             BOARDWALK BANCORP, INC.
             (Exact name of registrant as specified in its charter)

              NEW JERSEY                  000-1354835           20-4392739
     (State or other jurisdiction         (Commission         (IRS Employer
           of incorporation)              File Number)         Ident. No.)

        201 SHORE ROAD, LINWOOD, NEW JERSEY                        08221
     (Address of principal executive offices)                    (Zip Code)

                                 (609) 601-0600
               Registrant's telephone number, including area code

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS.

     On August 1, 2006, Rudolph M. Chiorazzo resigned from the boards of directors of Boardwalk Bancorp, Inc. (the "Company") and its wholly-owned banking subsidiary, Boardwalk Bank. The resignation was not a result of any disagreement with the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BOARDWALK BANCORP, INC.

Dated: August 2, 2006


                                        By: /s/ Wayne S. Hardenbrook
                                            ------------------------------------
                                            Wayne S. Hardenbrook
                                            Executive Vice President and
                                            Chief Financial Officer